SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2021

TACTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Calle 6 No. 78, Urb. Los Olivas, Puerto Plata, Dom. Rep. +1 (829) 639-9332

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On June 28, 2021, the Board of Directors of Tactical Services, Inc. (the “Registrant” or the “Company”) dismissed Prager Metis, CPAS, LLC (“Prager”) as our independent certifying accountant.

During their appointment, Prager provided our company with an audit report for the years ended April 30, 2019 and 2018. The audit report of Prager on our company’s financial statements for the year ended April 30, 2019 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that, the report dated June 21, 2021, contained an explanatory paragraph about the Company’s ability to continue as a going concern.

During the fiscal years ending April 30, 2018 and 2019, there were no disagreements (as defined in Item 304 of Regulation S-K) with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

We furnished Prager with a copy of this disclosure, providing Prager with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree. A copy of Prager's response is filed as Exhibit 16.1 to this Report.

New independent registered public accounting firm

On June 28, 2021, we engaged Boyle CPA, LLC ("Boyle"), an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Boyle regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Boyle concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Prager Metis, LLC dated June 29, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tactical Services, Inc.

Dated: June 29, 2021

/s/ Francisco Ariel Acosta

By: Francisco Ariel Acosta

Its: Chief Executive Officer